EXHIBIT 32.3
Certification of the Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with this Amendment No. 1 to the Annual Report of The Carlyle Group Inc. (the “Company”) on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kewsong Lee, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kewsong Lee
Kewsong Lee
Chief Executive Officer
The Carlyle Group Inc.
Date: March 5, 2021
*The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.